SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                          FORM 8-K/A
                        Amendment No. 2
                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) March 23, 1998


                             MB Software Corporation
             (Exact name of registrant as specified in its charter)

         Colorado                     0-11808                 59-2219994
(State or other jurisdiction      (Commission File          (IRS Employer
            incorporation)             Number)            Identification No.)



      2225 E. Randol Mill Road  Suite 305, Arlington, Texas            76011
             (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code            817-633-9400



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Item 4.  Change in Registrant's Certifying Accountant

a)(1)      Dismissal of Independent Accountant

 (i) On February 27, 1998, the Registrant advised Hein + Associates, LLP that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending December 31, 1997. Hein + Associates, LLP had been engaged as the principal accountants to audit the Registrant's financial statements.

 (ii) Hein + Associates, LLP had not issued an opinion on any of the Registrant's financial statements for any of the preceding two years.

 (iii)(B) The change of principal auditor for Registrant's financial statements for the year ended December 31, 1997 was approved by consent by the board of directors. The Board of Directors was informed of all the reasons for the change. (iv) Hein + Associates had been retained by the Registrant as the principle auditor for the Registrant's year ended December 31, 1997 and had not issued any type report on the Registrant's financial statements for the years ended December 31, 1996 or December 31, 1995. No disagreements existed between the Registrant and Hein + Associates for the interim period through February 27, 1997, (the date of termination). Hein + Associates, LLP raised issues regarding historical treatment of booking of income received pursuant to a promissory note, justification of goodwill balances and collectibility and write downs of accounts receivable, which issues would require substantial investigation by Hein + Associates, an expansion of the scope of the audit and the incurrence of fees by the Registrant substantially in excess of the fees initially quoted by Hein + Associates. Hein + Associates is authorized to discuss all matters with the successor auditor. At the time of dismissal, no additional investigation was conducted with respect to any of these matters.

a(2)  Engagement of New Independent Accountant

     (i) As of March 10, 1998, the Registrant has retained Killman, Murrell & Company, and P.C., as the new Auditors.

a(3)  Request for response from former Principal Accountant

      (i)  Exhibit 1 to this Form 8-K.


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      Item 5. Other Matters

           On March 6 1998, Thomas Mark Wilkins, Chief Financial Officer and Director of the Company resigned from all positions with the Company and its subsidiaries, citing differences with positions taken by the Company in connection with its public disclosures. Mr. Wilkins was responsible for the hiring of Hein + Associates and the Company believes his resignation was related to the Company's unwillingness to pay for the additional investigations required by Hein.



Item 7.    Financial Statements and Exhibits

           Exhibit Number      Description



           Exhibit 1 Letter from Hein + Associates, LLP to the Securities and and Exchange Commission pursuant to Item 304 (a) (3) of Regulation S-K.*

           * Previously filed

                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MB Software Corporation
      Date:  May 19, 1998


                                    /s/Scott A. Haire
                                    Scott A. Haire, Chairman of the Board,
                                    Chief Executive Officer And President
                                    (Principal Financial Officer)